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Mutual funds investing has enjoyed popularity over the years because it can be a cost-effective, convenient way to have your money invested and managed by a professional. It's important to do business with a fund that shares your philosophy for the way your money is managed, and knows where to look for tomorrow's winners. There are a wide variety of funds to choose from, and each offers something a little different - providing for every investment need.

"No-load funds" refers to funds that are sold without a fee, generally directly from the fund itself rather than through an intermediary who adds a fee for services rendered. No-load funds, such as those offered by Lindner, pride themselves on service and value to shareowners, at very low operating costs to the funds.

"Large cap funds" are comprised of companies that have "large capitalization" companies, which are often defined as those that have a market capitalization in the range of the Russell 1000 Index. These include the "blue chip" stocks, and their performance has averaged ten- to eleven-percent return each year for half a century. Choose a fund carefully, with managers you trust, and you'll see why it's often said there's no better investment than American common stock.

"Small cap funds," are comprised of companies with "small capitalization." These include start-up companies whose stock prices have done well in recent years. There is generally more risk in investing in small caps, but there is potential for larger returns. If you are looking to invest in tomorrow's Microsoft, a small-cap fund may be an investment vehicle for you to include in your portfolio.

"Utilities funds" are just that - investments made in America's utility companies. Traditionally, these stocks have been among the steadiest and most conservative of investments, but the gradual deregulation of many utility industries and the emergence of the solidly performing telecommunications stocks has led to more risk and, at times, more reward. The (link)Lindner Utility Fund, has produced outstanding performance in its category and deserves your consideration as an investment.

"Money market funds" have gained popularity in recent years as an alternative savings vehicle. They are attractive as a short-term home for the money you hope to invest elsewhere. Lindner offers a (link)Money Market Fund that puts your cash to work for you today.

"Market neutral funds" are just what the name describes - funds that seek to provide appreciation in both bull and bear markets while insulating the investor from general market risk. (link)Lindner's Market Neutral Fund is an option for the investor who wants to grow capital at a reasonable rate with reduced exposure to the fluctuations of the market.

To find the Lindner Mutual Fund that best meets your needs, (link)click here. (footer images)